EXHIBIT 10.6

                      MODIFICATION AND AMENDMENT AGREEMENT

         This Modification and Amendment Agreement ("Agreement") dated as of MAY 17TH, 2006 is entered into by and among Universal Communication Systems, Inc., a Nevada corporation (the "Company") and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

         WHEREAS, the Company and the Subscribers are parties to a Subscription Agreement ("Subscription Agreement") dated February 27, 2006 relating to an aggregate investment by Subscribers of up to $3,012,050.00 of principal amount of promissory notes of the Company convertible into shares of the Company's $.001 par value common stock and Warrants in the amounts set forth on Schedule A attached hereto; and

         WHEREAS, the Company and Subscribers desire to restructure the terms of the Transaction Documents to their mutual benefit.

         NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

         1. All the capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement and the documents and agreements delivered therewith ("Transaction Documents").

         2. The exercise price of the Class A Common Stock Purchase Warrants is hereby reduced to $0.0075.

         3. Within ten (10) days of execution of this Agreement, Subscribers shall exercise an aggregate of Class A Common Stock Purchase Warrants as more fully described on Schedule A hereto.

         4. The Company will issue to each Subscriber additional Class B Common Stock Purchase Warrants as more fully described on Schedule A hereto exercisable at $0.015 ("Replacement Warrants").

         5. The Company will file an amended Registration Statement to reflect the terms of this Agreement not later than FIFTEEN (15) DAYS after the exercise of the Warrants described in Section 3 herein and cause such amendment to be declared effective by the Commission not later than JULY 17, 2006. Failure to comply with the foregoing filing and effective dates shall be a Non-Registration Event in connection with which Liquidated Damages shall accrue in the amounts set forth in Section 11.4 of the Subscription Agreement. Such additional securities are deemed Registrable Securities.

         6. For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date. The Subscribers hereby make all of the representations, warranties, covenants, indemnifications and undertakings contained in the Transaction Documents as if such representations were made by the Subscribers as of this date.

         7. All other terms and conditions of the Transaction Documents, including any damages or interest which have accrued shall remain in full force and effect and payable.

         8. Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

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

         9. This Modification and Amendment Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

                                            UNIVERSAL COMMUNICATION
                                            SYSTEMS, INC.
                                            the "Company"



                                                 /s/ Michael Zwebner
                                                 -------------------
                                            By:  Michael Zwebner / CEO


--------------------------------            ------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT            BRISTOL INVESTMENT FUND, LTD.




--------------------------------
MONTGOMERY EQUITY PARTNERS

                                                    SCHEDULE A

----------------------------------- -------------- ----------------- ------------------- ------------------- ----------- -----------
SUBSCRIBER                          PURCHASE       PRINCIPAL AMOUNT  CLASS A WARRANTS    CLASS B WARRANTS    CLASS A     CLASS B
                                    PRICE ON       OF NOTE TO BE     TO BE ISSUED ON     TO BE ISSUED ON     WARRANTS    REPLACEMENT
                                    EACH CLOSING   ISSUED AT EACH    EACH CLOSING DATE   EACH CLOSING DATE   TO BE       WARRANTS TO
                                    DATE           CLOSING DATE                                              EXERCISED   BE ISSUED
----------------------------------- -------------- ----------------- ------------------- ------------------- ----------- -----------
ALPHA CAPITAL AKTIENGESELLSCHAFT    $250,000.00    $301,205.00       15,060,250          15,060,250
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
----------------------------------- -------------- ----------------- ------------------- ------------------- ----------- -----------
BRISTOL INVESTMENT FUND, LTD.       $400,000.00    $481,928.00       24,096,400          24,096,400
Caledonian Fund Services Limited
69 Dr. Roy's Drive
George Town, Grand Cayman
Cayman Islands
Fax: (310) 696-0334
----------------------------------- -------------- ----------------- ------------------- ------------------- ----------- -----------
MONTGOMERY EQUITY PARTNERS          $600,000.00    $722,892.00       36,144,600          36,144,600




----------------------------------- -------------- ----------------- ------------------- ------------------- ----------- -----------
TOTALS                              $1,250,000.00  $1,506,025.00
----------------------------------- -------------- ----------------- ------------------- ------------------- ----------- -----------

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